TRADEMARK SECURITY AGREEMENT

                  THIS TRADEMARK SECURITY AGREEMENT, dated as of June 9, 1995 (this "Agreement"), is by and between PEEBLES INC., a Virginia corporation (the "Borrower"), with its principal place of business located at One Peebles Street, South Hill, Virginia 23970, and NATWEST BANK N.A., a national banking association, as agent (the "Agent") for the benefit of the Lenders under the Credit Agreement referred to below, with its principal place of business located at 175 Water Street, New York, New York 10038.

                                R E C I T A L S:

                  WHEREAS, the Borrower has entered into that certain Credit Agreement of even date herewith (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") with the Agent and the Lenders pursuant to which the Agent and the Lenders have agreed to make Loans and issue Letters of Credit to the Borrower;

                  WHEREAS, pursuant to the terms and conditions of that certain Security Agreement of even date herewith between the Borrower and the Agent (as amended, restated, supplemented or otherwise modified from time to time, the "Security Agreement"), the Borrower has granted to the Agent for its benefit and the benefit of the Lenders a security interest in all right, title and interest of the Borrower in, to and under all now owned and hereafter acquired trademarks, trademark registrations, trademark applications and trademark licenses, together with the goodwill of the business symbolized by the Borrower's trademarks, and all proceeds thereof, to secure the payment of all amounts owing by the Borrower under the Credit Agreement;

                  WHEREAS, it is a condition precedent to the obligations of the Agent and the Lenders to make Loans and issue Letters of Credit to the Borrower that the Borrower shall have executed and delivered this Agreement; and

                  WHEREAS, all capitalized terms used herein but not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement;

                  NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and subject to the terms and conditions set forth in the Security Agreement, the parties hereto hereby agree as follows:

                  1. To secure the due payment and performance of all of the Secured Obligations (as defined in the Security Agreement), the Borrower hereby assigns, mortgages, pledges, hypothecates, conveys and transfers unto the Agent, for its benefit and the benefit of the Lenders, on the terms and conditions contained in the Security Agreement, which are incorporated herein by reference and made a part hereof, and as additional security for the Secured Obligations, a first lien on and first priority security interest in, to and under the trademarks or service marks listed on Schedule I annexed hereto (the "Trademarks").

                  2. The Borrower shall take all action, under both statutory and common law, which may be necessary to perfect title to the Trademarks, to maintain and/or defend the Trademarks, and/or to obtain the registrations of the Trademarks applied for, including, without limitation, the defense of any of the Trademarks, surveillance of marks owned and/or used by third parties which may be related to the Trademarks, and/or prosecuting with diligence applications for registration of the Trademarks before the U.S. Patent and Trademark Office.

                  3. This Agreement and the power of attorney granted in paragraph 10 hereof shall terminate when the Secured Obligations secured hereby have been fully paid and performed and, upon such termination, all rights in the Trademarks granted hereunder shall be reconveyed by the Agent to the Borrower and the Agent shall promptly execute and deliver to the Borrower such documents or instruments as the Borrower may reasonably request in furtherance and in evidence of such termination.

                  4. This Agreement shall be binding upon the Borrower, its successors and assigns and shall inure to the benefit of the Agent, its successors and assigns.

                  5. This Agreement may not be amended or modified except with the written consent of the Agent and the Borrower.

                  6. The Borrower will provide any additional documentation requested by the Agent to support or confirm the security interest created under this Agreement.

                  7. Until the occurrence and continuance of an Event of Default, and subject to the provisions of the Credit Agreement and the Security Agreement, the Agent hereby acknowledges the Borrower's exclusive right to use the Trademarks for the Borrower's own benefit and account, to grant licenses and sublicenses with respect to the Trademarks and to generally deal in the ordinary course of the Borrower's business with the Trademarks. The foregoing grant of authority shall not permit the Borrower to take any actions prohibited hereunder.

                  8. The Borrower shall not, without the written consent of the Agent (which shall not be unreasonably withheld), permit the Trademarks to lapse or otherwise abandon the Trademarks.

                  9. In addition to the rights and remedies granted to the Agent under the Security Agreement, in the event of the occurrence and during the continuance of an Event of Default, upon written notice from the Agent to the
Borrower:

                           (a) All of the Borrower's right, title and interest
in, to and under the Trademarks, together with the goodwill of the business symbolized by the Trademarks, shall pass to the Agent; and

                           (b) the Agent may prepare, and the Borrower shall
execute, any additional documents as the Agent or its counsel may deem necessary or desirable to effect passage of title of, or to prove the Agent's title to and ownership of, the Trademarks.

                  10. The Borrower authorizes the Agent and does hereby make, constitute and appoint the Agent, and any officer or agent of the Agent, with full power of substitution, as the Borrower's true and lawful attorney-in-fact, with power, in its own name or in the name of the Borrower, to do, at the Agent's option and at the Borrower's expense, at any time, or from time to time, all acts and things, and execute all documents, which the Agent or its counsel deems necessary or desirable to protect, preserve and realize upon the Trademarks and the Agent's security interest therein in order to effect the intent of this Agreement all as fully and effectually as the Borrower might or could do; and the Borrower hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney shall be irrevocable for the term of this Agreement and thereafter as long as any of the obligations shall be outstanding.

                            [signature page follows]

                  IN WITNESS WHEREOF, the Borrower and the Agent have caused this Agreement to be executed by their officers thereunto duly authorized on the day and year first above written.

                                            PEEBLES INC.

                                            By:_______________________________

                                            Name:_____________________________

                                            Title:____________________________

                                            NATWEST BANK N.A.,

                                            as Agent for the Lenders

                                            By:_______________________________

                                            Name:_____________________________

                                            Title:____________________________

STATE OF NEW YORK      )
                       )   ss.
COUNTY OF NEW YORK )

                  On this 9th day of June, 1995, before me personally came __________________, to me known, who, being by me duly sworn, did depose and say that he resides at ____________________________; that he is the
______________________ of PEEBLES INC., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of said corporation.

                                              ----------------------------------
                                                            Notary Public

My commission expires:

- -----------------------------------


STATE OF NEW YORK  )
                   )   ss.
COUNTY OF NEW YORK )

                  On this 9th day of June, 1995, before me personally came _______________, to me known, who, being by me duly sworn, did depose and say that he resides at ________________________; that he is the ________________of
NATWEST BANK N.A., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of said corporation.

                                            -----------------------------------
                                                           Notary Public

My commission expires:

- -----------------------------------

                                 SCHEDULE I TO
                          TRADEMARK SECURITY AGREEMENT
                                    BETWEEN
                                  PEEBLES INC.
                                      AND
                               NATWEST BANK N.A.


                                   Trademarks



                                         Registration              Date of
Trademark                                   Number              Registration

Peebles                                    1,492,322               6/16/88

Cape Classic                               1,775,908

Cape Classic                               1,724,693

Harmony Grove                              1,842,267

Meherrin River Outfitters                  1,693,131

Private Expressions                        1,769,352

Sonoma Bay                                 1,734,069

Cape Classic Ltd.                          1,684,402

Harmony Grove                              74/484978

Where Quality and Value
Are Always In Style                        74/547409

                        [BORROWER TO REVISE AND UPDATE]